[LETTERHEAD OF ROTHSCHILD INC.]

PRIVATE AND CONFIDENTIAL

                   BUSINESS LOAN CENTER SBA LOAN TRUST 1997-1

Business Loan Center SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1

                           Business Loan Center, Inc.
                                    (Seller)

                               Marine Midland Bank
                                    (Trustee)

                           PLACEMENT AGENCY AGREEMENT

                                                                December 1, 1997

Rothschild Inc.
1251 Avenue of the Americas
New York, New York  10020

Dear Sirs:

            1. Introductory. Business Loan Center, Inc. (the "Seller"), a Delaware corporation and a wholly-owned subsidiary of BLC Financial Services, Inc., a Delaware corporation, proposes to sell approximately $18,000,000 aggregate principal amount of Business Loan Center SBA Loan-Backed Adjustable Rate Certificates, Series 1997-1, Class A (the "Class A Certificates") representing beneficial interests in the Business Loan Center SBA Loan Trust 1997-1 (the "Trust"). The Trust will be formed, and the Class A Certificates will be issued, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 1997 (the "Pooling and Servicing Agreement"), among the Seller and Marine Midland Bank, as trustee (the "Trustee"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement.

            A private placement memorandum to be dated on or prior to the Closing Date (the "Memorandum") will be prepared, describing, among other things, the Class A Certificates and the Trust Fund. Copies of the Memorandum and any amendment or supplement thereto to date have been or will be delivered to you.
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            It is understood and agreed that the foregoing description of the
Class A Certificates is qualified by a more complete description of the Pooling and Servicing Agreement, the Class A Certificates to be placed hereunder, the Trust Fund and related matters as is or will be contained in the Memorandum. This Agreement shall be and remain effective, and shall be enforceable by the Placement Agent in accordance with its terms, notwithstanding any variation in the description of the Class A Certificates, the Trust Fund and related matters contained in the Memorandum.

            The Seller intends to sell the Class A Certificates to a limited number of institutional investors pursuant to purchase agreements (each, a "Purchase Agreement") to be entered into by the Seller and each such institutional investor (a "Purchaser"), in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and in accordance with Section 8(a) below.

            The Seller has requested Rothschild Inc. (the "Placement Agent") to assist the Seller as placement agent in the private placement of the Class A Certificates, and the Placement Agent has indicated its willingness to do so, subject to the conditions set forth in this Agreement.

            2. Appointment of Placement Agent; Placement of Class A
Certificates.

                  (a) The Seller hereby retains and authorizes the Placement Agent to act as exclusive placement agent in arranging the private placement of the Class A Certificates by the Seller on the terms herein set forth for the period (the "Offering Period") commencing on the date hereof and terminating on December 31, 1997 (the "Offering Termination Date"). Subject to the performance in all material respects by the Seller of its respective obligations to be performed hereunder prior to December 19, 1997 (such date, or such later date as to which the Placement Agent and the Seller may agree, being referred to hereinafter as the "Closing Date"), and to the completeness and accuracy in all material respects of all of the representations and warranties of the Seller contained herein, the Placement Agent hereby accepts such agency and agrees on the terms and conditions herein set forth to use its best efforts during the Offering Period to find qualified Purchasers for all of the Class A Certificates. Such agency is coupled with an interest and, therefore, is not terminable by the Seller without the permission of the Placement Agent. Such agency shall continue until the close of business on the Offering Termination Date, unless the Placement Agent and the Seller agree in writing that the Offering Period shall be extended, in which case the agency created hereunder shall terminate on, and the Offering Termination Date shall be extended until, the last day of the Offering Period as extended, except that, in any event, such agency shall terminate on the Offering Termination Date.

                  (b) In the event the offering is commenced but no Class A Certificates shall have been purchased prior to the Offering Termination Date, the agency created hereunder and this Agreement shall terminate without obligation on the part of the Placement Agent or on the part of the Seller except as provided in Section 6 hereof and except that the indemnification and contribution provided for in Section 9 hereof shall continue after such termination of this Agreement.

                  (c) Neither the Seller nor the Placement Agent shall utilize any form of general solicitation or general advertising in connection with the placement of the Class A Certificates, including any advertisement, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio, or conduct any seminar or meeting with respect to the Class A Certificates whose attendees have been invited by general solicitation or advertising.

                  (d) The Placement Agent shall not, in fulfilling its obligations hereunder, act as principal in or underwriter for the placement and sale of the Class A Certificates, and is in no way obligated, directly or indirectly, to advance its own funds to purchase any Class A Certificates.

                  (e) The Placement Agent agrees that it will perform the services contemplated herein and in the Memorandum in a manner such that such services do not and will not violate the provisions of applicable law. The Placement Agent will deliver the Memorandum to each Purchaser identified by it prior to the date such Purchaser purchases any Class A Certificates.

                  (f) Notwithstanding anything herein to the contrary, the Seller shall not be obligated to sell any of the Class A Certificates unless the Placement Agent shall have found qualified Purchasers for all of the Class A Certificates at a price and on terms acceptable to the Seller.

                  (g) It is understood and agreed that nothing in this Agreement shall prevent the Placement Agent from entering into any agency agreement, underwriting agreement or other similar agreement governing the offer and sale of securities with any other issuer or issuers of securities, and nothing contained herein shall be construed in any way as precluding or restricting the right of the Placement Agent to sell or offer for sale securities (other than the Class A Certificates) issued by any person. In addition, nothing in this Agreement shall prevent the Placement Agent in its sole discretion from entering into any agreement or agreements with other registered broker-dealers reasonably acceptable to the Seller regarding the offer and sale of the Class A Certificates; provided, that the Seller shall have no obligations to any such broker-dealer or other person retained by the Placement Agent (including, without limitation, obligations relating to compensation or indemnification), and the Placement Agent shall enter into appropriate agreements with all such persons advising them of the foregoing, requiring them to comply with the provisions of this Agreement relating to the procedures for and restrictions on the offer and sale of the Class A Certificates, requiring them to comply with all applicable laws and to have all necessary licenses, authorizations and governmental approvals, and stating that nothing in this Agreement or any agreement between the Placement Agent and any such person shall create a principal/agent relationship between the Seller and such person or create privity between them.

            3. Representations and Warranties of the Seller. The Seller represents and warrants to the Placement Agent that:

                  (a) The Memorandum, as of its respective date and at the Closing Date, and any amendment thereof or supplement thereto, as of their respective dates, did not and will not, as of such dates, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Seller specifically for use therein, it being understood that the only such information consists of the Placement Agent's Information (as defined in Section 7(d)).

                  (b) The Seller has been duly organized and is validly existing and in good standing as a corporation under the laws of its state of incorporation, with all requisite power and authority to own its properties and to transact the business in which it is now engaged, and the Seller is duly qualified to do business and is in good standing in each jurisdiction where the nature of its business requires it to be so qualified except where failure to so qualify would not have a material adverse effect on the Seller.

                  (c) This Agreement has been duly authorized, executed and delivered by the Seller.

                  (d) The execution, delivery and performance of the obligations of the Seller under this Agreement, and the consummation of the transactions herein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Seller pursuant to the terms of, any material indenture, mortgage, deed of trust, or other material agreement or instrument to which the Seller is a party or by which it is bound or to which any of its properties or assets is subject, nor will such action result in any violation of the provisions of either (i) the certificate or articles of incorporation or by-laws of the Seller or (ii) any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Seller or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any court, or any such regulatory authority or other governmental agency or body is required for the consummation of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, orders, registrations, or qualifications (including such as may be required under the state securities laws of any applicable jurisdiction) as have been obtained and as have been made.

                  (e) As of the Closing Date, the representations and warranties of the Seller contained in the Pooling and Servicing Agreement will be true and correct in all material respects.

                  (f) As of the Closing Date, the representations and warranties of the Seller contained in each Purchase Agreement between the Seller and the Purchaser named therein pursuant to which Class A Certificates are to be sold to such Purchaser will be true and correct in all material respects.

                  (g) Neither the Seller nor any affiliate of the Seller, nor anyone acting on behalf of the Seller or any such affiliate, other than the Placement Agent, has, directly or indirectly, offered or sold, or attempted to offer or sell, any of the Class A Certificates to, or solicited offers to buy any of the Class A Certificates from, or otherwise approached or negotiated with respect thereto with, any prospective Purchaser.

                  (h) Assuming the compliance by the Placement Agent with its agreements and obligations contained in Section 2(c), (d) and (e) and Section 8 of this Agreement and the accuracy of representations of the Purchasers in the Purchase Agreements, the Class A Certificates are not required to be registered under Section 5 of the Act in connection with the offer, issuance, sale and delivery thereof as contemplated by this Agreement and the Purchase Agreements, and neither the Seller, nor to the best of its knowledge any agent acting on behalf of the Seller, (other than the Placement Agent as to which no representation is made) has taken or will take any action that would subject the offer, issuance, sale or delivery of the Class A Certificates to the provisions of Section 5 of the Act or to the registration provisions of any state securities laws of any applicable jurisdiction.

                  (i) Within the six months preceding the date of this Agreement, neither the Seller nor any person or entity acting on its behalf has offered or sold any securities that are of the same or a similar class as the Class A Certificates.

                  (j) The Seller is not required to be registered as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

            4. Intentionally Omitted.

            5. Certain Agreements of the Seller. The Seller agrees with the Placement Agent that:

                  (a) During the Offering Period, neither the Seller nor any affiliate of the Seller nor anyone acting at the direction of the Seller or any such affiliate, other than the Placement Agent, shall, directly or indirectly, offer or sell, or attempt to offer, sell, dispose of, or solicit any offer to buy, any of the Class A Certificates.

                  (b) As soon as practicable after the date hereof, but not later than the Closing Date, the Seller shall prepare and furnish copies of the Memorandum to the Placement Agent and to each Purchaser identified by the Placement Agent and of each revision or amendment thereof or supplement thereto (including exhibits included therewith) as the Placement Agent may reasonably request.

                  (c) Prior to the Closing Date, the Seller will advise the Placement Agent promptly of (i) the occurrence of any event or the existence of any condition as a result of which it is necessary or advisable, in the opinion of the Seller, to amend or supplement the Memorandum in order that such Memorandum will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which such statements were made, not misleading, (ii) the receipt by the Seller of any communication from the Securities and Exchange Commission or any state securities authority concerning the offering or sale of the Class A Certificates, and (iii) the commencement of any lawsuit or proceeding to which the Seller is a party relating to the offering or sale of the Class A Certificates.

                  (d) If any event shall occur during the Offering Period as a result of which it is necessary, in the reasonable opinion of the Placement Agent to amend or supplement the Memorandum in order to correct any untrue statement of a material fact or to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Seller shall forthwith prepare and furnish to the Placement Agent a reasonable number of copies of an amendment of or supplement to such Memorandum (in form and substance reasonably satisfactory to the Placement Agent), so that, as so amended or supplemented, such Memorandum will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Seller will not at any time amend or supplement the Memorandum prior to having furnished the Placement Agent with a copy of the proposed form of the amendment or supplement and giving the Placement Agent a reasonable opportunity to review the same.

                  (e) The Seller shall furnish such information, execute such instruments and take such action, if any, as may reasonably be required to effect the placement of the Class A Certificates under the securities laws of each jurisdiction in which the Class A Certificates are offered for sale or sold; provided, however, that the Seller shall not be required to qualify to do business in any jurisdiction where it is not so qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject or to register the Class A Certificates under the Act or any state securities or "Blue Sky" laws.

                  (f) Prior to the Closing Date, the Seller shall furnish or make available to the Placement Agent and its counsel such additional documents and information regarding the Seller and its affairs as the Placement Agent may from time to time reasonably request, including any and all documentation reasonably requested in connection with the due diligence efforts of the Placement Agent regarding information in the Memorandum and in order to evidence the accuracy or completeness of any of the conditions contained in this Agreement, which information shall not be made available to any prospective Purchaser by the Placement Agent without the consent of the Seller; and all actions taken by the Seller to authorize the sale of the Class A Certificates shall be reasonably satisfactory in form and substance to the Placement Agent.

                  (g) The Seller shall, at all times upon request from the date hereof through the Closing Date, (i) make available to each Purchaser or its advisers, or both, prior to acceptance of its subscription, such information (in addition to that contained in the Memorandum) concerning the offering, the Seller and any other relevant matters as it possesses or can acquire without unreasonable effort or expense, and (ii) provide each Purchaser or its advisers, or both, prior to acceptance of its agreement to purchase, the opportunity to ask questions of, and receive answers from, the Seller with respect to such matters.

                  (h) No future offer and sale of securities of the Seller, or any affiliate of the Seller, of any class (or securities caused to be issued by the Seller or any such affiliate) will be made if, as a result of the doctrine of "integration" referred to in Rule 502 of the Rules and Regulations promulgated under the Act by the Securities and Exchange Commission such offer and sale would render invalid any of (i) the sale of the Class A Certificates by the Seller to any Purchaser, (ii) the resale of the Class A Certificates by any Purchaser to others, or (iii) the resale of the Class A Certificates by such other purchasers to others, pursuant to a valid exemption from the registration requirements of the Act.

            6. Compensation; Payment of Expenses.

                  (a) In consideration of the services of the Placement Agent in acting as exclusive placement agent for the placement of the Class A Certificates, the Seller hereby agrees to pay to the Placement Agent an aggregate fee in an amount equal to 1.00% of the aggregate principal amount of the Class A Certificates actually placed by the Placement Agent and sold by the Seller (such aggregate principal amount being referred to as the "Sale Amount"); provided, however, the fee payable to the Placement Agent hereunder in connection with the placement and sale of the Class A Certificates shall not be less than $250,000. The fee referred to above shall be payable on the Closing Date by wire transfer of immediately available funds.

                  (b) Whether or not the transactions contemplated hereby and by the Pooling and Servicing Agreement and the Purchase Agreements shall be consummated, the Seller hereby agrees to pay all costs and expenses in connection herewith and therewith, including, without limitation, (i) the preparation and reproduction of the Pooling and Servicing Agreement, the Purchase Agreements and the Memorandum and any amendment of such documents (such documents being referred to as the "Transaction Documents") and the Memorandum and any amendment of such documents, (ii) the Seller's performance of and compliance with all agreements and conditions contained herein and in the Transaction Documents on its part to be performed or complied with, (iii) the expenses, if any, of registering or qualifying the Class A Certificates under state securities laws, (iv) all expenses and taxes incident to the issuance and delivery of the Class A Certificates, (v) the fees and disbursements of the Seller's counsel, (vi) the fees of the Trustee, (vii) the fees and expenses of the Seller's certified public accountants, (viii) the fees and expenses of one counsel for the Purchasers of the Class A Certificates, up to an amount not to exceed $20,000,
(ix) the fees of and Duff & Phelps Credit Rating Co. in connection with the rating of the Class A Certificates, (x) the fees and expenses of counsel for the Placement Agent up to an amount not to exceed $10,000, and (xi) the expenses of the Placement Agent in an amount not to exceed $10,000 except with the written consent of the Seller; provided, however, the foregoing monetary cap shall not apply to or limit in any way the obligations of the Seller arising under or relating to the fee provisions contained in this Section 6(a) or the indemnity and contribution provisions contained in Section 9. All such costs and expenses shall be immediately payable upon receipt of an itemized bill.

            7. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder to place the Class A Certificates are subject to the accuracy in all material respects of the representations and warranties of the Seller herein and in the Purchase Agreements and the Pooling and Servicing Agreement, to the performance by the Seller of its obligations hereunder with respect to the Class A Certificates, and to the following further conditions:

                  (a) The conditions of the obligations of the Purchasers set forth in each Purchase Agreement with respect to the Class A Certificates shall have been satisfied in all material respects.

                  (b) All documents incident hereto and to the Pooling and Servicing Agreement shall be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and the Placement Agent and its counsel shall have received such information, certificates, opinions and documents as it may reasonably request.

                  (c) The Placement Agent shall have received copies of the opinions, dated the Applicable Closing Date, of Stroock & Stroock & Lavan LLP and Weil, Gotshal & Manges LLP, special counsel to the Seller in form and substance reasonably satisfactory to the Placement Agent.

                  (d) The Placement Agent shall have received certificates, dated the Closing Date, of the President or Chief Executive Officer of the Seller in which such person shall state that (i) the representations and warranties of the Seller in this Agreement are true and correct on and as of the Closing Date, as though such representations and warranties had been made on and as of such date, except to the extent any such representation or warranty was expressly made as of any other date, in which case such representation or warranty was true and correct as of such other date, (ii) the Seller has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder and under the Transaction


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Documents at or prior to the Closing Date, (iii) to such person's best knowledge the representations and warranties of the Seller in the Transaction Documents are true and correct as of the Closing Date, as though such representations and warranties had been made on and as of such dates, except to the extent any such representation or warranty was expressly made as of any other date, in which case such representation or warranty was true and correct as of such other date,
(iv) there has been no material adverse change in the financial position or results of operations of the business of the Seller subsequent to the date of the Memorandum, except as contemplated by such Memorandum or as described in such certificate, and (v) nothing has come to such officers' attention that would lead such officers to believe that the Memorandum, and any revision or amendment thereof or supplement thereto (other than the information contained in such Memorandum and any such amendment or supplement under the headings "Notice to Investors" and "Plan of Distribution" or the last two paragraphs under the heading "ERISA Considerations", including clauses (i) through (iv) therein (collectively the "Placement Agents' Information"), as of its date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (e) The Placement Agent shall have received letters from Duff & Phelps Credit Rating Co. stating that the Class A Certificates have received the rating of "AAA".

                  (f) The Placement Agent shall have received fully executed copies of (i) the Placement Agency Agreement, the Purchase Agreements with respect to the Class A Certificates, the Pooling and Servicing Agreement, and all agreements related thereto, and (ii) all certificates and other documents (other than the Class A Certificates) delivered by the Seller to each Purchaser on the Closing Date.

                  (g) The Placement Agent shall have received a letter, dated the Applicable Closing Date, addressed to the Seller, and the Placement Agent from Richard A. Eisner & Company, LLP, Certified Public Accountants, as to certain information set forth in the Memorandum in form and substance satisfactory to the Placement Agent.

            8. Manner of Offers and Sales of the Class A Certificates. The offers and sales of the Class A Certificates are to be effected pursuant to the exemption from the registration requirements of the Act pursuant to Section 4(2) thereof or pursuant to the provisions of Rule 144A under the Act. The Placement Agent and the Seller have established the following procedures to be observed by the Placement Agent in connection with the offer and sale of the Class A Certificates, and the Placement Agent hereby agrees to comply with such procedures.

                  (a) Offers and sales of the Class A Certificates will be made only to institutional investors that qualify as accredited investors (as defined in Rule 501(a)(1),(2),(3), or (7) under the Act) or as qualified institutional buyers (as defined in subsection (a)(1) of Rule 144A under the Act) (each such institutional investor hereinafter referred to as an "accredited investor"). No Class A Certificates will be offered to natural persons.

                  (b) The Class A Certificates will be offered only by approaching prospective Purchasers on an individual basis. The Class A Certificates will not be offered or sold by any means of general solicitation or general advertising within the meaning of Rule 502(c) under the Act.

                  (c) In the case of a non-bank Purchaser acting as a fiduciary for one or more third parties, each such third party will, in the reasonable judgment of the Placement Agent be an accredited investor.

                  (d) Class A Certificates will be issued in minimum denominations of $100,000 original principal amount and integral multiples of $1,000 in excess thereof.

                  (e) Each Class A Certificate shall contain the legend set forth on the form of the Class A Certificate attached as an Exhibit to the Pooling and Servicing Agreement.

                  (f) Each Purchaser of the Class A Certificates will be furnished a Memorandum, together with any amendments thereof or supplements thereto. The Memorandum will describe, among other things, the restrictions on resale of the Class A Certificates and will contain a statement expressly offering an opportunity for each prospective Purchaser to ask questions of and receive answers from the Seller concerning the offering of the Class A Certificates and to obtain additional relevant information that the Seller possesses or can acquire without unreasonable effort or expense. The Placement Agent does not assume responsibility for the accuracy and completeness of the data and information contained in the Memorandum except for the Placement Agents' Information. The Placement Agent will provide no information to any Purchaser or potential Purchaser concerning the Seller unless it has previously verified the accuracy and completeness of such information with the Seller.

                  (g) Each Purchaser of the Class A Certificates will be required to execute and deliver a Purchase Agreement.

            9. Indemnification and Contribution.

                  (a) The Seller agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and each of their respective officers and directors, against any and all losses, claims, damages or liabilities to which they may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that (i) the Seller will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Seller by the Placement Agent specifically for use in the Memorandum or any revision or amendment thereof or supplement thereto, and (ii) such indemnity with respect to the Memorandum shall not inure to the benefit of the Placement Agent (or any person controlling the Placement Agent or any of their respective officers and directors) if the person asserting any such loss, claim, damage or liability purchased the Class A Certificates that are the subject thereof and did not receive a copy of such Memorandum as then amended, revised or supplemented at or prior to the confirmation of the sale of such Class A Certificates to such person in any case where any such untrue statement or omission of a material fact contained in such Memorandum was subsequently corrected by amendment, revision or supplement, and the Placement Agent (or such controlling person or such officer or director) would not have been liable had a copy of such Memorandum, as so corrected, been so received; provided, further, the Seller will not be liable with respect to any settlement of any action in respect of any such loss, claim, damage or liability entered into without the prior written approval of the Seller. This indemnity agreement will be in addition to any liability that the Seller may otherwise have.

                  (b) The Placement Agent agrees to indemnify and hold harmless the Seller and each person who controls the Seller within the meaning of either the Act or the Exchange Act, and each of their respective officers and directors, against any and all losses, claims, damages or liabilities to which they may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Memorandum, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Seller by the Placement Agent specifically for use in such Memorandum or any revision or amendment thereof or supplement thereto, and agrees to reimburse such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability or action as such expenses are incurred; provided, the Placement Agent will not be liable with respect to any settlement of any action in respect of any such loss, claim, damage or liability entered into without the prior written approval of the Placement Agent. This indemnity agreement will be in addition to any liability that the Placement Agent may otherwise have.

            For purposes of Sections 9(a) and 9(b), the only written information furnished by the Placement Agent to the Seller for use in the Memorandum or any revision or amendment thereof or supplement thereto is the Placement Agent's information.

                  (c) Promptly after receipt by an indemnified party under this
Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability that it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may elect by written notice delivered to the indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. The indemnified party will have the right to employ its counsel in any such action, but the fees and expenses of such counsel will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has been advised by such counsel employed by it that there may be legal defenses available to it involving potential conflict with the interests of an indemnifying party (in which case the indemnifying party will not have the right to assume the defense of such action on behalf of the indemnified party) or (3) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees and expenses of counsel will be at the expense of the indemnifying party or parties and all such fees and expenses will be reimbursed promptly as they are incurred. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                  (d) If recovery is not available under the foregoing indemnification provisions of this Section 9 for any reason other than as specified therein, the parties entitled to indemnification by the terms thereof shall be entitled to contribution toward the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above in such proportion as shall be appropriate to reflect the relative benefits received by the Seller, on the one hand, and the Placement Agent, on the other, except that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not also guilty of such fraudulent misrepresentation. The relative benefits received by the Seller, on the one hand, and the

Placement Agent, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Class A Certificates (before deducting expenses) received by the Seller bear to the total agency fee received by the Placement Agent. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect the relative benefits received by each party from the offering of the Class A Certificates, the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any untrue statement or omission, and any other equitable considerations appropriate under the circumstance. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim that is the subject of this subsection (d).

                  (e) Notwithstanding any other provision of this Section 9, the Placement Agent shall not be required hereunder to pay or contribute any amount in excess of the agency fee received by it.

            The obligations of the Seller and the Placement Agent under this
Section 9 shall survive any termination of this Agreement, in whole or in part.

            10. Agreement Not to Sell Other Securities. The Seller agrees for a period from the date hereof until the earlier of the Closing Date or the Offering Termination Date, that neither the Seller nor any Affiliate of the Seller, will, directly or through others, sell or solicit the purchase of any SBA Loan-backed securities of the same class as the Class A Certificates without consulting the Placement Agent.

            11. Termination of this Agreement. Notwithstanding anything herein to the contrary, this Agreement and all of the obligations of the Placement Agent hereunder may be canceled by the Placement Agent for reasonable cause upon giving thirty days prior notice thereof to the Seller; provided, however, that, in the event the Seller does not perform any obligation under this Agreement or any representation and warranty hereunder is incomplete or inaccurate, this Agreement and all of the obligations of the Placement Agent hereunder may be immediately canceled by the Placement Agent by notice thereof to the Seller. Any such cancellation shall be without liability of any party to any other party except that the provisions of Sections 6 and 9 hereof shall survive such cancellation.

            12. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent or any controlling person, or by or on behalf of the Seller or any controlling person, director or officer of the Seller and shall survive delivery of the Class A Certificates to the Purchasers.

            13. Intentionally Omitted.

            14. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by overnight courier or mailed by registered mail, postage prepaid and return receipt requested, or transmitted by telex, telegraph or telecopier and confirmed by a similar mailed writing, if to Rothschild Inc., addressed to it at 1251 Avenue of the Americas, New York, New York 10020,
Attention: Jewelle W. Bickford, Managing Director, or to such other place as it may designate in writing to the parties; and, if to the Seller, addressed to the Seller, as the case may be, at 919 Third Avenue, New York, New York 10022,
Attention: Robert Tannenhauser, or to such other address as the Seller may designate in writing to the Placement Agent.

            15. Parties. This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Seller, and their respective successors. Nothing expressed herein is intended or shall be construed to give any person other than the persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect to this Agreement. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors and for the benefit of no other person. No Purchaser of Class A Certificates from the Seller shall be deemed to be a successor by reason merely of such purchase.

            16. Miscellaneous. This Agreement, and the Fee Agreement dated February 28, 1997, as amended and restated constitute the entire agreement and understanding of the parties hereto with respect to the placement and sale of the Class A Certificates and the other matters and transactions referred to herein and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which shall together constitute one instrument.

            17. Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflict of laws provisions thereof.

            If the foregoing is in accordance with your understanding, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the undersigned in accordance with its terms.

                              Very truly yours,

                              BUSINESS LOAN CENTER, INC.


                              By: /s/ Robert Tannenhauser
                                 -----------------------------

                                 Name: Robert Tannenhauser
                                      ------------------------

                                 Title: Pres
                                       -----------------------

The foregoing Placement Agency Agreement is hereby confirmed and accepted, as of the date first above written.

ROTHSCHILD INC.


By: /s/ ML Fingeret
   --------------------------

   Name: ML Fingeret
        ---------------------

   Title: SVP
         --------------------


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